Exhibit 10.3

                                    AMENDMENT
                                       TO
                                 LOAN AGREEMENT

         This Amendment to Loan Agreement is entered into as of February 5, 1999 (the "Amendment") by and between SILICON VALLEY BANK ("Agent") as Servicing Agent and a Bank and BANK OF HAWAII ("BofH"; SVB and BofH are referred to individually herein as "Bank", and collectively as the "Banks") and CREDENCE SYSTEMS CORPORATION, a Delaware corporation ("Credence"), Credence Korea, a
Korean corporation, and Credence Systems K.K., a Japanese corporation (individually a "Borrower" and collectively, the "Borrowers").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan Agreement dated as of July 26, 1996, and amended by that certain Amendment to Loan Agreement dated as of July 25, 1997 and that certain Amendment to Loan Agreement dated as of July 24, 1998 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The following definitions in Section 1.1 are amended and replaced in their entirety to read as follows:

                  "Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrowers, including in any event all Indebtedness.

                  "Tangible Net Worth" means, at any date as of which the amount thereof shall be determined, the consolidated total assets of Borrowers minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill,
(b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities."

     2. The references in Sections 2.1(c) and 2.1(d) to "150 basis points" are hereby amended to read "200 basis points".

     3. Section 5.8 is hereby deleted in its entirety and replaced with the following:

     "5.8 Debt-Tangible Net Worth Ratio. Maintain, on a consolidated basis, as of the last day of each fiscal quarter, a ratio of Total Liabilities, excluding Subordinated Debt, to Tangible Net Worth, of not more tha 1.0 to 1.0."

     4. Section 5.9 is hereby deleted in its entirety and replaced with the following:

     "5.9 Tangible Net Worth. Maintain, on a consolidated basis, as of the last day of each fiscal quarter, a Tangible Net Worth plus Subordinated Debt of not less than Two Hundred Twenty Million Dollars ($220,000,000)."

     5. Section 5.10 is hereby deleted in its entirety and replaced with the following:

     "5. 10 Profitability. On a consolidated basis, sustain from continuous operations excluding noncash events, a loss of no more than Thirteen Million Dollars ($13,000,000) for each of the fiscal quarters ending on April 30, 1999 and July 31, 1999, provided that Borrower may not sustain from continuous operations, excluding noncash events, a loss of more than Twenty Million Dollars ($20,000,000) in the aggregate for both quarters combined. Thereafter, on a consolidated basis, have a minimum continuous operations net profit of at least One Dollar ($1.00) for each fiscal year."

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

     6. Bank waives Borrower's obligations to comply with Section 5.10 for both the quarter and the year ending on October 31, 1998. Bank does not waive such obligations for any other dates or any other failure by Borrower to perform its obligations under the Loan Documents. This waiver is not a continuing waiver with respect to any failure to perform any obligation after the date of this Amendment.

     7. On the signature page of the Agreement the reference to Silicon Valley Bank's Maximum Commitment Amount: $15,000,000 (37.5%) is hereby amended to read $20,000,000 (50.0%).

     8. On the signature page of the Agreement the reference to Bank of Hawaii's Maximum Commitment Amount: $25,000,000 (62.5%) is hereby amended to read $20,000,000 (50.0%).

     9. The attached Exhibit C is hereby added and incorporated by reference into the Agreement.

     10. As a condition to the effectiveness of this Amendment, Banks shall receive a fee of Twenty-Five Thousand Dollars ($25,000), payable upon the date hereof, plus all Bank Expenses incurred in connection with the preparation of this Amendment.

     11. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) resolutions by the Borrowers authorizing the execution and delivery of this Amendment; and

          (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     12. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     13.  Borrower   represents  and  warrants  that  the   Representations  and
Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     14. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

       CREDENCE SYSTEMS CORPORATION

       By:        /s/  JERRY BRUCE
       Title:     V.P., TREASURER & CONTROLLER

       CREDENCE KOREA

       By:        /s/  DENNIS WOLF
       Title:    DIRECTOR

       CREDENCE SYSTEMS K.K.

       By:        /s/  CLYDE ARMSTRONG
       Title:    DIRECTOR

        SILICON VALLEY BANK

       By:        /s/  DIANNE THOMPSON
       Title:      SVP

       BANK OF HAWAII

       By:        /s/  DAVID L. WARD, IV
       Title:     ASSISTANT VICE PRESIDENT


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


                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
                  BANK OF HAWAII

FROM:             CREDENCE SYSTEMS CORPORATION

         The undersigned authorized officer of CREDENCE SYSTEMS CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

  Please indicate compliance status by circling Yes/No under "Complies" column.

          Reporting Covenant                              Required                                      Complies

          Form 10-K                                       Annually within 5 days                        Yes          No
          Form 10-Q                                       Quarterly within 5 days                       Yes          No
          A/R & A/P Agings                                Monthly within 20 days if                     Yes          No
                                                          outstanding Advances exceed
                                                          $20,000,000

          Financial Covenant                              Required                      Actual Complies

          Maintain on a Quarterly Basis:
            Minimum Quick Ratio                           2.0:1.0                              :1.0     Yes          No
            Tangible Net Worth                            $220,000,000                  $       -       Yes          No
            Debt/ Tangible Net Worth                      1.0:1.0                              :1.0     Yes          No
            Profitability                                 1                             $       -       Yes          No

1 . Borrower shall not, on a consolidated basis, sustain from continuous operations, excluding noncash events, a loss of no more than $13,000,000 for each of the fiscal quarters ending on 3/31/99 and 6/30/99, provided that Borrower may not sustain from continuous operations, excluding noncash events, a loss of more than $20,000,000 in the aggregate for both quarters combined. Thereafter, on a consolidated basis, have a minimum continuous operations net profit of at least $1.00 for each fiscal year.

Comments Regarding Exceptions: See Attached.


Sincerely,


SIGNATURE


TITLE


DATE


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